Exhibit 99.2

NONQUALIFIED STOCK OPTION AGREEMENT
AWARDED UNDER
ALLIED HEALTHCARE PRODUCTS, INC.
 2009 INCENTIVE STOCK PLAN

THIS AGREEMENT (the “Agreement”) is made this 27th day of August, 2009, by and between Allied Healthcare Products, Inc., a Delaware corporation (“Company”), and Earl Refsland (“Optionee”).

RECITALS

A.           The Board of Directors of the Company (the “Board of Directors”) has adopted the Allied Healthcare Products, Inc. 2009 Incentive Stock Plan (the “Plan”) pursuant to which options covering an aggregate of Six Hundred Thousand (600,000) shares of the common stock of the Company, par value $0.01 per share (the “Common Stock”), may be granted to certain key employees of the Company.

B.           Subject to stockholder approval of the Plan as set forth below, the Company desires to grant to Optionee the option to purchase certain shares of the Common Stock under the terms of the Plan.

C.           Except as otherwise defined in this Agreement, all capitalized terms shall have the definitions set forth in the Plan.

NOW, THEREFORE, in consideration of the premises, and of the mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, it is hereby covenanted and agreed as follows:

1.          Grant Subject to Stockholder Approval. This Agreement is conditioned upon approval of the Plan by the stockholders of the Company at the 2009 annual meeting of the Company’s stockholders.  Notwithstanding anything to the contrary set forth in this Agreement, in the event that the Plan is not approved by the stockholders of the Company at such meeting, this Agreement shall immediately and automatically, without any further action of the parties hereto, become null and void and be of no further legal force or effect.  Optionee acknowledges that he will not be entitled to receive any shares pursuant to this Agreement in the event that the stockholders of the Company do not approve the Plan at such meeting.

2.          Administration of Grant.  The option granted pursuant to this Agreement is made under and is expressly subject to, all terms and provisions of the Plan (which is hereby incorporated herein by reference), except as specifically set forth in this Agreement.  The Company’s Board of Directors of Company has delegated the power to administer the Plan and grant awards thereunder to the Committee referred to in Section 1 of the Plan (“Committee”).

3.         Grant and Terms of Option. Pursuant to action of the Committee, which action was taken on the date of this Agreement (“Date of Grant”), but subject to Section 1 of this Agreement, the Company hereby grants to Optionee the option to purchase all or any part of an aggregate of Three Hundred Twenty Thousand (320,000) shares of Common Stock, for a period of six (6) years from the date hereof (subject to earlier termination as provided in this Agreement), at the purchase price of Four and 25/100 Dollars ($4.25) per share (the “Base Price”), which is equal to the fair market value of the Common Stock based upon the closing price of the Common Stock on the date immediately prior to the date hereof.  Such grant is full-vested and exercisable (in whole or in part) as of the date hereof and shall expire on the sixth (6th) anniversary of the date hereof (to the extent not exercised) (the “Expiration Date”) unless otherwise earlier terminated pursuant to the terms of this Agreement or the Plan.  If the option granted pursuant to this Agreement or a portion thereof is exercised by the Optionee prior to the Expiration Date in accordance with the terms and conditions of this Agreement, the aggregate Base Price to be paid upon such exercise shall be payable in whole or in part by immediately available funds (by wire transfer, certified check or cashier’s check); provided, however, that at the discretion of the Committee, the aggregate Base Price payable upon exercise of the option granted pursuant to this Agreement may be made through (a) a cashless exercise procedure (i.e., the number of shares to be received will be equal to (i) the number of shares exercised by the Optionee less (ii) the number of shares (valued at their fair market value as of the close of business on the last trading date immediately prior to the exercise date) with a value equal to the aggregate purchase price to be paid for such shares), (b) through the transfer to the Company of shares of Common Stock already owned by the Optionee (based on the fair market value of such shares on the date the option is exercised as determined in a manner consistent with the establishment of fair market value per share on the Date of Grant) or (c) any such other manner as may be determined at the discretion of the Committee and is in compliance with applicable laws and which will not subject the Company, grantee or the compensation at issue to any tax, interest or penalties under Section 409A of the United States Internal Revenue Code of 1986, as amended from time to time and any Department of Treasury rules and regulations issued thereunder.  In addition to payment of the aggregate Base Price, the Company may, at the discretion of the Committee, either withhold from the Optionee a number of shares (valued at their fair market value as of the close of business on the last trading date immediately prior to the exercise date) with an aggregate value equal to, or condition the exercise of the option granted by this Agreement upon the Optionee’s deposit with the Company of funds in the amount of, any federal, state or local income withholding tax arising from such exercise.  No shares shall be issued until withholding of or full payment therefor, including any associated taxes, has been made in accordance with such determination by the Committee.  In the event that the Optionee elects to exercise less than all of the option granted pursuant to this Agreement in accordance with the terms and conditions of this Agreement, any remaining portion of such option shall remain vested and exercisable until the Expiration Date, subject to the terms and conditions of this Agreement.

4.          Exercise of Option.  In order to exercise the option, in whole or in part, the Optionee shall complete, execute and deliver to the Company the form of notice attached hereto as Exhibit A and incorporated herein by reference or of any other form of written notice approved for such purpose by the Committee which shall state the Optionee’s election to exercise the option granted under this Agreement, the number of shares in respect of which such option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Committee pursuant to the provisions of the Plan.  Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. If applicable, such written notice shall be accompanied by payment of the aggregate Base Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice and, if applicable, the aggregate Base Price.

5.          Post-employment Competition.  As provided in the Plan, the Company shall have the right, but not be obligated, to repurchase any shares acquired by Optionee upon exercise of the option granted pursuant to this Agreement (at a price equal to the aggregate Base Price paid by the Optionee) in the event that the Optionee shall, within six (6) months of the termination of his employment with the Company, commence employment which the Committee reasonably believes, in its discretion, to be competitive with the Company or in violation of that certain Employment Agreement dated August 24, 1999 between the Company and the Optionee (the “Employment Agreement”); provided, however, that (a) such repurchase right shall only be applicable to shares acquired upon exercise of the option granted pursuant to this Agreement that occurs on or after a date which is six (6) months prior to the Optionee’s termination of employment with the Company and (b) the Company’s right to repurchase such shares shall be null and void if the termination of Optionee’s employment occurs as the result of a Change of Control (as defined in the Employment Agreement)

6.          Termination of Service.  In the event that the Optionee’s employment by the Company or its affiliates is terminated for “Cause” (as defined in the Employment Agreement), then the option granted pursuant to this Agreement shall immediately and automatically, without any further action by the parties hereto, expire on the date of such termination.  In the event that the Optionee’s employment with the Company or its affiliates is terminated for any reason other than Cause, including without limitation: (a) of a Change of Control (as defined in the Employment Agreement), (b) termination of Optionee’s employment by the Company without Cause (as defined in the Employment Agreement), (c) termination of Optionee’s employment by the Optionee for Good Reason (as defined in the Employment Agreement), or (d) the retirement, death or Disability (as defined in the Employment Agreement) of the Optionee, then all shares issuable pursuant to the option granted by this Agreement shall remain fully vested and exercisable in accordance with the terms and conditions of this Agreement until the Expiration Date.

7.          Investment Purpose. Optionee represents that, in the event of his exercise of all or any portion of the option granted by this Agreement, he intends to purchase the shares for investment and not with a view to resale or other distribution; except that the Company, at its election, may waive or release this condition in the event the shares acquired on exercise of the option are registered under the Securities Act of 1933, as amended (the “Act”), or upon the happening of any other contingency which the Company shall determine warrants the waiver or release of this condition. Optionee agrees that certificates evidencing the shares acquired by him upon exercise of all or any part of the option granted by this Agreement may bear a restrictive legend, if appropriate, indicating that the shares have not been registered under the Act and are subject to restrictions on the transfer thereof, which legend may be in the following form (or such other form as the Company shall determine to be proper), to-wit:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED WITHOUT AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY EFFECTED IN THE ABSENCE OF SUCH REGISTRATION.”

8.         Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered by the Optionee except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.  The option may be exercised during Optionee's lifetime only by him. Notwithstanding the foregoing, the option may be transferred by gift or otherwise to a member of Optionee's immediate family and/or trusts whose beneficiaries are members of Optionee's immediate family, or to such other persons or entities as may be approved in writing by the Committee prior to such transfer.

9.         No Guarantee of Continued Employment.  Optionee acknowledges and agrees that nothing in this Agreement or the Plan shall confer on Optionee the right to continue in the service of the Company or any affiliate thereof or interfere in any way with the right of the Company or any affiliate thereof to terminate his service at any time.

10.       Shares Issued on Exercise of Option. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares, or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares of the Common Stock upon any exercise of the stock option granted pursuant to this Agreement.

11.       Committee Administration. This option has been granted pursuant to a determination made by the Committee, and such Committee or any successor or substitute committee authorized by the Board of Directors, subject to the express terms of this Agreement, shall have plenary authority to interpret any provision of this Agreement and to make any determinations necessary or advisable for the administration of this Agreement and the exercise of the rights herein granted, and may waive or amend any provisions of this Agreement in any manner not adversely affecting the rights granted to Optionee by the express terms of this Agreement.

12.       Option Not an Incentive Stock Option. The grant contemplated by this Agreement is not intended as, nor shall it be treated as or deemed to be, an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

13.       Choice of Law. This Agreement shall be governed by the laws of the State of Missouri, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Agreement to the substantive law of another jurisdiction. Optionee hereby agrees to submit to the exclusive jurisdiction and venue of the federal or state courts of Missouri, County of St. Louis, to resolve any and all issues that may arise out of or relate to this Agreement.

14.       Waiver.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

15.       Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

16.       Optionee Acknowledgment.  The Participant hereby acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Agreement subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized representative set forth below, and Optionee has signed this Agreement to evidence his acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

“COMPANY”

ALLIED HEALTHCARE PRODUCTS, INC.

By:	/s/ Daniel C. Dunn
Name:	Daniel C. Dunn
Title:	Chief Financial Officer

“OPTIONEE”

/s/ Earl Refsland
Earl Refsland, individually

EXHIBIT A

Exercise Notice
Allied Healthcare Products, Inc.
1720 Sublette Avenue
St. Louis, Missouri 63110
Attn:  Chairman

Re:           EXERCISE OF 2009 INCENTIVE STOCK OPTION

Ladies and Gentlemen:

I hereby exercise the option granted to me under that certain Agreement (the “Agreement”) between me and Allied Healthcare Products, Inc. (the “Company”) dated August 27, 2009, to purchase Three Hundred Twenty Thousand (320,000) shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), with respect to ______ (_____) shares of Common Stock for an aggregate purchase price of $__________ (the “Aggregate Exercise Price”).  Pursuant to the Agreement, payment of the Aggregate Exercise Price may be made in whole or in part by immediately available funds (by wire transfer, certified check or cashier’s check); provided, that at the discretion of the Committee (as defined in the Agreement), the Aggregate Exercise Price may be payable through (a) a cashless exercise procedure or (b) the transfer to the Company of shares of the Company’s Common Stock already owned by me or (c) any such other manner as may be determined at the discretion of the Committee and is in compliance with applicable laws and which will not subject the Company, grantee or the compensation at issue to any tax, interest or penalties under Section 409A of the United States Internal Revenue Code of 1986, as amended from time to time and any Department of Treasury rules and regulations issued thereunder.  As consideration for such shares, I therefore elect to pay the Aggregate Exercise Price by [wire transfer / certified check / cashier’s check] unless the Committee decides to permit alternative payment arrangements as set forth above.

I understand that the Company shall, and I hereby authorize the Company to, withhold from me a number of shares of the Common Stock (valued at their fair market value) with an aggregate value equal to any federal or state income withholding tax arising from such exercise.  I also understand and agree that no shares will be issued until full payment for (or, if applicable, withholding in the amount of) the Aggregate Exercise Price and any associated taxes, has been made.

Upon your receipt of full payment as aforesaid, please issue in my name and send the certificates representing the shares purchased by my exercise of the option awarded pursuant to this Agreement to me at the address indicated below.

Date:_______________________	____________________________
Optionee, ____________________
_____________________________
_____________________________
Address